UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2026

MiniMed Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-43183	33-3985981
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18000 Devonshire St.

Northridge, CA 91325

(Address of principal executive offices) (Zip Code)

(763) 514-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.01 par value	MMED	The Nasdaq Stock Market LLC

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure

On April 24, 2026, Medtronic plc (“Medtronic”), the parent company of MiniMed Group, Inc. (“MiniMed”), announced that an unauthorized third party had accessed data in certain of Medtronic’s information technology (“IT”) systems. In its release, Medtronic disclosed that upon identifying the unauthorized access, it promptly took steps to contain the incident, activated its incident response protocols, and engaged leading external cybersecurity experts to support its investigation and remediation efforts. Medtronic also disclosed that based on its investigation to date, it had not identified any impact to its products, patient safety, connections to customers, manufacturing and distribution operations, financial reporting systems, or ability to meet patient needs and did not expect the incident to have a material impact on its business or financial results.

MiniMed at this time is not aware of any compromises to the IT systems used by its business as a result of this incident and does not currently expect that the incident will have a material impact on its business or financial results.

Forward-Looking Statements Disclaimer

This filing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties, including statements regarding MiniMed’s current understanding regarding the extent of Medtronic’s cybersecurity incident and the potential impact on MiniMed’s financial condition and results of operations. Factors that could cause actual results to differ materially from those indicated in the forward-looking statements include, but are not limited to, the results of the analysis of Medtronic and MiniMed of the scope and details of the cybersecurity incident; the unauthorized release of any of Medtronic’s or MiniMed’s data, including third party data held by Medtronic or MiniMed, or the use of any such data for any fraudulent purposes; potential adverse impact of the incident on MiniMed’s results of operations, including revenue, operating income and cash flows from operations, and on its financial condition; diversion of management’s attention from operations of MiniMed to address the cybersecurity incident; potential litigation related to the cybersecurity incident; potential adverse effects on relationships with customers, suppliers, patients and other third parties as a result of the cybersecurity incident; reputational risk related to the cybersecurity incident; and regulatory scrutiny of the cybersecurity incident. Additional risks and uncertainties are described in MiniMed’s filings with the U.S. Securities and Exchange Commission. In some cases, you can identify these statements by forward-looking words or expressions, such as "anticipate," "believe," "could," "estimate," "expect," "forecast," "intend," "looking ahead," "may," "plan," "possible," "potential," "project," "should," "going to," "will," and similar words or expressions, the negative or plural of such words or expressions and other comparable terminology. Actual results may differ materially from anticipated results. MiniMed does not undertake to update its forward-looking statements or any of the information contained in this filing, including to reflect future events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MiniMed Group, Inc.

Date: April 27, 2026	By:	/s/ Bryan F. Kelly
	Name:	Bryan F. Kelly
	Title:	Senior Counsel, Securities & Corporate Governance, Assistant Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).